SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               Current Report
                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 29, 2002 (July 26, 2002)


                           M & F Worldwide Corp.
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           (Exact Name of Registrant as specified in its Charter)


         Delaware                     001-13780                02-0423416
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 (State or other jurisdiction      (Commission File No.)   (I.R.S. Employer
  of incorporation)                                        Identification No.)


35 East 62nd Street
New York, New York                                            10021
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(Address of Principal  Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:      (212) 572-8600
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                                    N/A
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       (Former name or former address, if changed since last report)




Item 5.  Other Events.

         On July 26, 2002, the Company entered into a settlement agreement pursuant to which the parties agreed to settle and dismiss a consolidated derivative and class action, In re M & F Worldwide Corp. Shareholder Litigation, and a derivative action, Furtherfield Partners, et al. v. Ronald O. Perelman, relating to the acquisition by the Company of 7,320,225 shares of common stock (the "Shares"), par value $.01 per share, of Panavision Inc., a Delaware corporation ("Panavision"), from PX Holding Corporation, a Delaware corporation ("PX Holding"). The settlement is subject to approval by the Delaware Chancery Court following a settlement hearing. Under the terms of the settlement agreement, Mafco Holdings Inc., a Delaware corporation ("Mafco Holdings") and the direct parent of PX Holding, will reacquire from the Company the Shares previously held by PX Holding. In addition, under the terms of the settlement, Mafco Holdings will acquire from the Company 1,381,690 shares of Series A Non-Cumulative Perpetual Participating Preferred Stock, par value $.01 per share, of Panavision, $11,420,000 principal amount of 9-5/8% Senior Subordinated Discount Notes Due 2006 of Panavision (the "Panavision Notes") and a $6.7 million promissory note issued by Panavision. The Company will receive aggregate consideration including 1,500,000 shares of its Common Stock, 6,848,820 shares of its Series B Non-Cumulative Perpetual Participating Preferred Stock, par value $.01 per share, and a net cash payment of $90,087,050 plus accrued interest on the Panavision Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference. The settlement agreement is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             The following Exhibits are filed as part of this report:

         99.1     M & F Worldwide Corp. Press Release, dated July 29, 2002

         99.2     Settlement Agreement, dated July 26, 2002


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 29, 2002

                                             M & F WORLDWIDE CORP.


                                             By:  /s/ Glenn P. Dickes
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                                                  Name:  Glenn P. Dickes
                                                  Title: Secretary




                               EXHIBIT INDEX


Exhibit No.    Document

99.1           M & F Worldwide Corp. Press Release, dated July 29, 2002

99.2           Settlement Agreement, dated July 26, 2002